Investor & Analyst Day Melrose Park January 22, 2009 Exhibit 99.1

Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy.
These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,”
“estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A. Risk Factors of our Form 10-K for the fiscal year ended October 31, 2008, which was filed on December 30, 2008. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-
looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Other Cautionary Legends
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing
business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other expenses that may not be related to the core manufacturing
business.  Management often uses this information to assess and measure the performance of our operating segments. A
reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Agenda • Review Strategy – Short Term – Longer Term • Ingredients of Success • Q & A • Product and Technology Tour 4

Original FY2009 Goal
•
Original Goal was $15+ Billion Revenue-$1.6
Billion Manufacturing Segment Profit at
415,000 Industry
• Now 2009 Volumes are unknown
• Focus is on reducing impact of cyclicality
– Non-Traditional/Expansion Markets
– Grow Parts
• Improve cost structure while developing
synergistic niche businesses with richer
margins
• Improve conversion rate of operating
income into net income
• Controlling our Destiny
Leveraging
What We Have and What Others Have Built

Controlling Our Destiny
Leveraging
What We Have and What Others Have Built
• Market share – Ahead of Plan
• ProStar
®
• Lonestar
®
• Hybrids
•
MaxxForce™
11L/13L Launch
• EGR Proprietary Solutions
On target:
• Manufacturing
• Sourcing
• Commodities
• 2008 Capital Spending
<$200M
• Parts Revenue Growth
• Strong Military
• CAT J.V. Pending
• South America Engine

Leveraging Assets & Controlling Our Destiny
Dealing with the Unanticipated

*Excludes $358 million of asset impairment charges and $37 million other costs related to expectations of significant permanent reductions related to Ford engine volume.
Note:  SEC Reg G reconciliation slide in appendix

Actions to Overcome Industry Volume • Market share improvement • SG&A and business restructuring cost reductions • Presence in other expansion areas • Military • Emissions strategy 8

Leveraging Our Assets while Controlling
Our Destiny
• When we were at $7 - $8
Billion in revenues, we
spent $300 - $500 Million in
Capital Expenditures*
• Now ~$15 Billion in
revenues and our goal is to
spend $250 - $350 Million
in Capital Expenditures
– FY 2006 - $230M
– FY 2007 - $312M
– FY 2008 - $176M

*Exclusive of purchases of equipment leased to others

Investment
Facilities/Sourcing
Military parts distribution center
West Point Military Assembly
-
Facility
-
Contract employees
Garland
Escobedo
South America block line
Paint assembly
Leveraging Our Assets while Controlling
Our Destiny

Leveraging Assets - Engine Growth-9.3L 570 Platform Expansion NGD 9.3L Euro IV NGD 9.3L Euro III and IV 11 11

Management Team 12 Daniel C. Ustian Chairman, President and Chief Executive Officer Terry M. Endsley Executive Vice President and Chief Financial Officer

Strategy to Lead 13 • Class 6 through 8 • Class 3 through 5 • Niche markets • Military • Global expansion Commercial Trucks, Buses and Diesels

Medium
Truck
Strategy to Lead-Great Products
Total FY2008 Class 6-8 Market Share was 31%
*

55% Market Share
School
Bus
36% Market Share 37% Market Share
Severe
Service
Truck*
Heavy
Truck
19% Market Share
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
FY07 Retail Share FY08 Retail Share FY08 Order Share
#1 in market share despite
industry consolidation
First Student announced
potential $1.2 billion purchase
agreement with Navistar’s IC
Bus
MaxxForce™
EGR engines
#1 in market share
A leader in medium hybrid
MaxxForce™
EGR engines
#1 in market share
3 straight year of increasing
market share
MaxxForce™
EGR engines
#4 in market share
Executing
on strategy
- ProStar
®
launch in early
FY2007; derivatives
launched in FY2008
- LoneStar
®
launched in late
FY2008
*Includes U.S. Military shipments
rd

MaxxForce™
DT Series 9/10
MaxxForce™ 7
Ford V8
MaxxForce™ 5
South American
Engines
MaxxForce™
Big Bore
11L/13L
6.4L V8 4.5L V6
7.6L/9.3L
Strategy to Lead
Great Products:                       Engine
Complete line of
3L-7L products
I4/I6
Built for power, reliability, durability and fuel economy
36% Market Share
Mid-Range Engines

Extra Fluid Additional Maintenance Additional Driver Training Extra Exhaust Hardware Environmental Strategy to Lead: EGR Takes the Emissions Burden Off Customers 16

Environmental Leadership
Red Bull Purchases New International
®
DuraStar™
Hybrid Delivery Trucks
Trucks save 30%-40% fuel costs while reducing emissions
UPS, EPA, Eaton, Navistar Agree: “Hydraulic
Hybrid Vehicles Ready for Prime Time”
Electric Step Van

Strategy to Lead: Military ~70% Wins on Contracts 18

19 Engine Global Diversification 2008 2013 China India Russia North America South America Other ROW South America North America N.A. Growth Ford 315,000 Engines 460,000 Engines

Strategy to Lead: Global Engine Strategy

• South American product expansion
• Integrate with Navistar Truck growth
– Military
– Bus
– Rest of World (ROW)
• MaxxForce 11L/13L/15L
• Diversification of customers
TM

Seen as independent manufacturer of diesel engines
Seen as independent manufacturer of diesel engines
Complete product line up: 50 hp to 375 hp
Complete product line up: 50 hp to 375 hp
Develops technology according to customer needs
Develops technology according to customer needs
Strong brand equity (MWM)
Strong brand equity (MWM)
Present in various segments: vehicular, wheel tractors, industrial, Genset
Present in various segments: vehicular, wheel tractors, industrial, Genset
Wide customer portfolio
Wide customer portfolio
Strategically located
Strategically located
Customer intimacy
Customer intimacy
Flexibility
Flexibility
Lean organization
Lean organization
Exports represent 30% of net sales
Exports represent 30% of net sales
How and Why South America is so Successful

Engine-South America Customers & Applications 22

2 Foundries
3 Machining
3 Assembly
3 Machining
2 Assembly
1 Assembly
1 Machining
1 Assembly
2 Foundries
3 Machining
3 Assembly
3 Machining
2 Assembly
1 Assembly
1 Machining
1 Assembly
Engine Global Operations Strategy
Supply Chain
• Source where assembled
• Local presence advantage
• Leveraging global scale
• Multiple cost competitive sources
• Global sourcing to 50%

Manufacturing
• Assemble products where sold
• Manufacturing location flexibility
• Multiple changing customers varying
volumes
• Adapting to local needs
• North American plant rationalization

• Commercial growth
India and exports
- New full line Class 4-8 in
development
- New plant for trucks and
engines in 2009
- 2011 target volume 40,000
units/year (market 400,000
Class 3-8)
- MNAL plans on selling  ~13K
light trucks and buses in
2009
- MNAL will also begin
production of the new heavy-
duty truck

Continued Focus on Global Growth
• CAT J.V. pending
• Commercial bus
• Russia
• China
• Australia
• Grow existing markets
-Latin America
-South Africa
-Middle East
• Dedicated dealers in all
key markets
Rest of World-Truck
India
Rest of World-Engine
• Russia
• India
• China
• Grow existing
markets
-Latin America
-South America

• Base plan challenged
–
Industry
–
Pension & OPEB –
year-over-year $250
million increase
–
Military

Summary
• Increase market share
• Cost reductions
–
Design
–
SG&A
• Increase military
• Plant rationalization
• Target $5.10 to $5.60
2009 with Actions
2009 Base Plan
2010 Actions
Industry
Global opportunities
Pension
Revenue
EPS
*For additional information please see Reg G slide in appendix

Jack Allen President, N. A. Truck Group

Leveraging Assets/Controlling Destiny Leveraging What We Have and What Others Have Built 27

Medium Trucks 37% Market Share Modern high-quality cab and chassis MaxxForce ™ EGR engines Best dealer network Leadership in hybrid vehicles 28

Medium Trucks: Class 6 / 7
TranStar WorkStar
Springfield Flexibility
New
Contract
Hybrid DuraStar
Blue Diamond JV
MaxxForce™
Diesels
Platform Scale
- Cab
- Chassis
Medium Industry Medium Share

Cost Growth

Severe Service 3 straight year of increasing market share Rugged tailored products for niche applications MaxxForce™ EGR engines Best dealer network 36% Market Share 30 rd

Severe Service

5900 Set Back Axle
LCOE
Garland
Modification Center
MaxxForce™
11L/13L
Platform
Scale
- Cab
- Chassis
Severe Industry Severe Share*
Garland
cost structure
Cost Growth
NOTE: ALF J.V. and CAT J.V. Pending
*Excludes military shipments

Heavy Trucks

19% Market Share
#1 with 30% market share
in Regional Haul with
11L/13L engines
New products
- ProStar
®
launch in early
FY2007; derivatives
launched in FY2008
- LoneStar
®
launched in
late FY2008
• Best fuel economy in
class
• Best dealer network
• Incoming order share at
20+%

MaxxForce™ Big Bore 11L, 13L, 15L ProStar ® & LoneStar ® Innovative interior design Heavy Industry Heavy Share Heavy Trucks: Class 8 Manufacturing cost opportunity Cab Scale 33 Cost Growth

Supply Base and Competitor Migration South
•
Competitor: x
•
Supplier:
OEM         Mexico
OEM         Exited business
OEM         Consolidated
operations
Supplier 1         Nuevo
Supplier 2         Mexico
Supplier 3         San Luis
Supplier 4         Texas
•
Customer Growth
in Southern
corridor:
Escobedo Plant
x
x
x
Chatham Plant

Big Bore Engine Volume Transition

Today 2009 Transition 2010
Big Bore
11L-15L
11L/13L
46%
15L
54%
<425 hp
12%
425-455 hp
64%
475-550 hp
24%
MaxxForce™
11L/13L
330 hp-475 hp @ 1900
rpm
1250-1700 hp lb.–ft.
@ 1000 rpm

2010 EGR Advantage
• In 2009 all MaxxForce engines meet or
exceed the government NOx Standard
• No other engine OEM has accumulated a
significant number of credits by exceeding
EPA standards
• Advanced EGR provides us with a 2010
solution without the need for additional
equipment
Advanced EGR In-Cylinder
NOx Reduction
SCR-based solution
requires urea for after
treatment
Additional parts,
components and complex
electrical interfaces could
reduce SCR system
reliability
vs.
Urea requires
infrastructure
and increases
operating cost
Benefits of EGR
•
Cost

Dee Kapur President, Truck Group

Australia
South Africa
India*
Mercosur
Other
LA
30,000
335,000
129,000
22,000
25,000
54,000
North
America
443,000
Western
Europe
345,000
China
746,000
Turkey
Middle
East
53,000
Russia
147,000
Mexico
44,000
Note: Includes Medium and Heavy Trucks >6T only  Source: JD Power; Monitor Analysis, Mahindra Data (*India >3.5T)
Global Truck Market Overview
• Global Truck market provides a significant
opportunity for growth for Navistar

Low Growth
Medium Growth
High Growth

World Economies:  The Fundamentals for
Continued Growth
United States
2009  2011   2013
GDP Growth
Prospects
0.6
3.7
3.2
South America
2009  2011   2013
GDP Growth
Prospects
4.1
4.1 4.1
South Africa
2009  2011   2013
GDP Growth
Prospects
3.9
4.8
4.8
Saudi Arabia
2009  2011   2013
GDP Growth
Prospects
5.6 5.6
5.8
Australia
2009  2011   2013
GDP Growth
Prospects
3.1
3.4
3.5
Russia
2009  2011   2013
GDP Growth
Prospects
6.3
5.9 5.6
GDP (US$ trillions)
$0
$2
$4
$6
$8
$10
$12
$14
$16
United States China India Western
Europe
Annual GDP Growth
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
United States China India Western
Europe
Population (millions)
0
200
400
600
800
1000
1200
1400
United States China India Western Europe
Source:  World Bank 2008
Regions with
significant natural
resources have
promising prospects

40
Navistar Global Growth
CATJV & China Partner
Partnership for global
growth including expansion
into China
MNAL
Growth through
partnership with
Mahindra for India
and exports
EXPORTS
Opportunistic exports
of current North
America products
Growth potential into next generation
Growth potential into next generation
200k+ units/year
200k+ units/year
$7+ Billion revenue
$7+ Billion revenue

NOTE: CAT J.V. Pending

Expanding Navistar’s Global Footprint Phase I: Export opportunities—12,000 units in 2008 41

Expanding Navistar’s Global Footprint Phase II: Launch Mahindra-Navistar products/production in India in 2009 42 Mahindra +

Expanding Navistar’s Global Footprint Phase III: Expand with Caterpillar into rest of world, including China 43 Mahindra + + NOTE: CAT J.V. Pending

Global Strategy: Leveraging What We Have
and What Others Have Built
Strong, well capitalized global distribution
Customer relationships in
construction/machinery
Well known and respected global brand
Best-in-class truck knowledge and
experience
Strong presence in Latin America and South
Africa
Leader in Indian light truck market
Mahindra-Navistar JV to build cost-
competitive COE platforms for local
markets
Talks ongoing between Navistar,
Caterpillar and a top-tier Chinese
commercial vehicle manufacturer
Mahindra
China
Partner
NOTE: CAT J.V. Pending

Global Commercial Bus Opportunities
Mexico
Industry 15k+
India
Industry 30k+
North America
Industry 15k+
Latin America
Industry 9k+
Russia, Africa,
Middle East
Industry 9k+
Mercosul
Industry 25k+

Key enablers to global commercial bus growth
• Crude oil prices WILL rise again
• Increased focus on environmental conservation
• Ridership on mass transit breaks records –
USA Today,
June 16, 2008
Global market assumptions based on information from the Freedonia Group

Leveraging Assets

J.V. with Neobus
Neobus: 2 Largest body
manufacturer in Brazil
Low cost/high quality
design capability
MIDI Bus targeted for Mexico in 2009
Leverage truck chassis capabilities
Leverage distribution network
Study U.S./Canada opportunities
School Bus
Solidify North American leadership with
EGR
Review global opportunities for safe school-
student transportation
Preliminary discussions in U.K. and China
Motorcoach
J.V. with Neobus or
Monaco
U.S./Canada market
EGR advantage
Existing distribution
Preliminary discussions
with number 1 carrier
NOTE: J.V. Pending
nd

Note:  Truck prices are estimated retail
prices (McKinsey, Booz, Monitor)
Australia
South Africa
Turkey
Middle
East
India
Russia
Mercosur
Other
LA
Mexico
China
Western
Europe
North
America
Avg. heavy truck price
<$50K
$50-$100K
$100-$150K
>$150K
Conclusions
• Marriage of U.S. Technology and low cost/high quality
manufacturing (India/China/Brazil)
• Products tailored to local markets
• Global distribution footprint with partners (CAT, Mahindra)
• Potential 200,000 vehicles; $7 Billion revenue

Archie Massicotte President, Navistar Defense

Leveraging Assets/Controlling Destiny
Market Opportunity

Benefits
• Sharing of engine and truck
development cost
• Increased volume in current
product offerings
• Expanding the product
portfolio with new products
• Gaining access to the
global marketplace by
providing products and
services to the U.S.
government and their allies
throughout the world
• Entry into a less cyclical
business

World War II  (1942)
International M-3-4                             1 ½ ton Cargo Truck
WW I
• International Model H
• Deployed in Europe
Navistar Military History
• Gulf War 12/90
• Near Hafar Al-Batin
• Seventy Five F5070 6x4s
• Launch of "Desert Storm"
• Transported  fully loaded,
battle ready, M1A1 "Abraham" tanks,
artillery, APCs, M88 artillery and Bradely’s

Competitive Landscape HET HEMTT HEMTT - PLS M915 FMTV MTVR HMMWV 51

Global Parts Distribution
• North America (9)
• Dubai, UAE
• South Africa
• In Theater - Iraq and
Afghanistan
Sustainment
• 1,100 locations worldwide
• 80 plus locations in 70
countries
Manufacturing
• Extremely flexible assembly
facilities to meet urgent
requirements
Engineering
• 1,200 engineers
• Designed for assembly
• Rapid response
• Global resources/capabilities
– Suppliers integrated into
design
ENABLERS FOR OUR SUCCESS
ENABLERS FOR OUR SUCCESS
Leveraging What We Have

School Bus Class 6 and 7 Combined Class 8
19,000 to 22,000 19,000 to 22,000
Units per year Units per year
Engines
38,000 to 78,000 38,000 to 78,000
Units per year Units per year
37,000 to 73,000 37,000 to 73,000
Units per year Units per year
405,000 to 520,000 405,000 to 520,000
Units per year Units per year
Leveraging What We Have

Navistar Defense Growth 54

Family of Products Commercial Off The Shelf (COTS) COTS with Military Features True Tactical Wheeled Vehicles 55

WorkStar - Severe Service 56 TM

MaxxPro
MaxxPro MEAP
MaxxPro Plus
MaxxPro Plus w/ EFP
MaxxPro Dash
MEAP Integration
(Delivered April ’08)
EFP Installation
(Delivered May ’08)
53k GVW Upgrade
(Launched April ’08)
Dash Ambulance
(Under development)
Leveraging What We Have

Afghan (AFMTV) and MTV Contract • Original AFMTV contract ordered 2,916 units and $420M (Delivered) • New MTV contract potential – 7,072 units for $1.3B • Products supported by in-country dealer 58

Tacom Contracts Iraq and Afghan Reconstruction Efforts 59

Canadian Military
• Medium Support Vehicle System (MSVS) program
•
MILCOTS contract of 1,300 units production –
$230M – 18 months
• Logistics backbone of the Army
•
Leads path to standard military pattern vehicles
(SMP) – 1,500 units

• Customer: JLTV Program Office (U.S. Army, U.S. Marines),
Air Force, Special Forces – Replace HMMWV in some roles –
better mobility, survivability and transportability
• Customer need: 8 year production, 60,000 vehicles + trailers
• Incumbent: AM General
• Summary of family of vehicles: Three weight categories, 11 variants with high commonality across classes and variants
•
Government Acquisition Strategy: Four phases
Technology
Demonstrator (TD)
System
Development &
Demonstration
(SDD)
Low Rate Initial
Production
(LRIP)
Full Rate
Production (2015-
2019)
Full Rate
Production
(2020+)
7 vehicles, 4 ballistic
hulls, 4 trailers
~100 vehicles 600 vehicles 29,400 vehicles 30,000 vehicles
27 mos 21 mos 24 mos 5 yrs 3 yrs
3 – 4 awards
Full open competition
2 awards
Full open competition
1 award
Down-select
1 award sole source
for 1    5 yrs
1 award sole source
Re-compete FRP
JLTV

st

Navistar Defense/
BAE Systems
Lockheed Martin/
Armor Holdings (BAE)
General Dynamics/AM General
General Tactical Vehicles (GTV)
Oshkosh/Northrop Grumman /
Plassan
Force Protection/DRS
Textron/Boeing/Ford
Raytheon/Blackwater
JLTV Competitors

MRAP – All Terrain Vehicle
(M-ATV)
• The U.S. Department of Defense plans to acquire M-ATVs in support of an approved Joint Urgent Operational Needs Statement (JUONS)
• The M-ATV will be lighter than current MRAP vehicles and must provide maximum protection levels while delivering unprecedented off-road mobility
• Government will make up to five indefinite delivery/indefinite quantity (IDIQ)
awards
• Proposal due 1/12/09
• Two vehicles due 2/23/09
• IDIQ award scheduled for 4/19/09
• Government intends to award ONE vendor May 2009
• Projected volume 2,080 – 10,000

TSV - Tactical Support Vehicle (HUSKY)
•Up to 262 units on initial buy
•To support operations in Afghanistan
•Deliveries to start spring 2009
•Armored 4x4 with PAYLOAD capacity (3,000 PLUS pounds)
OUVS- Operational Utility Vehicle System
(4,000 – 8,000 units)
•2 categories - light and heavy
•Navistar Defense down selected in both
•MXT platform similar to TSV above
UK - Opportunities

Exciting new business for Navistar Defense
Leverages our Parts expertise
This is an opportunity to bring new capabilities to DOD
and re-invent traditional government fleet sustainment
MRAP Sustainment
MRAP Sustainment
• Field service representatives
• Vehicle upgrades
• ECP retrofit
• Battle damage assessment and repair
• New equipment training
• Spares
• Supply distribution system
• Technical data management
• RESET (CONUS and OCONUS)
• Fleet management
• Manufacturing and production

Funding Outlook
Funding Outlook
Defense spending outlook
• President Obama supports de-escalating the war in Iraq but also endorses focusing more resources on Afghanistan
• Administration working on an economic stimulus package
therefore it would be difficult to envision a cut to defense spending during a recession
• Obama’s appointments indicate a more centrist approach
• Obama desires to increase “Readiness” and he supports the
“grow the Army” strategy
• Senate Democrats didn’t achieve filibuster proof majority
Conclusions
• Over the moderate term, defense spending will most likely grow
• FY2011, appears to be the 1   year that can be significantly
impacted by the new administration
• Pulling out of Iraq and leaving behind equipment will present opportunities for Navistar
• Obama’s administration’s dedication  to rooting out
inefficiencies in government and finding ways to streamline
operations benefits Navistar
• Increasing readiness levels,“ grow the Army’” strategies, and an
Afghanistan troop surge all present opportunities

st

FY2009 Global War on Terror (GWOT) Supplemental 67 Secretary Gates estimate for additional amount of funding needed by DoD for remainder of FY2009 – submitted Dec 2008

•
Foreign military opportunities identified in over 20
countries
– Iraq
– Netherlands
– UK
– Romania
– Saudi Arabia
– Australia
– Canada
– Poland
– Turkey
•
Navistar Defense-contract manufacturer (FMTV, MRAP
reset/recap)
•
Contract logistic support/integrated logistic support
revenue streams
– Mexico
– Singapore
– Taiwan
– UAE
– Greece
– Hungry
– Croatia
– Portugal
Other Opportunities

Delivery is Just the Beginning Sustainment Matters 69

Sustainment/Reset/Remanufacturing
Tactical
• 7000 MV
• AFMTV
• MTV
• Taiwan
• FMS-UK (TSV)
• JLTV – down
selected
• OUVS – down
selected
• FMS – other
Militarized/
supporting vehicles
•5000 MV
•Armored Line
•Haul Tractor
•TACOM
– other
urgent requirements
•MXT
MRAP
U.S. & foreign
MRAP variants (6+)
•CAT I & II base
•Larger vehicle –
increased protection
(PLUS)
•Smaller vehicle
(DASH)
•Ambulance
Future opportunities
•M-ATV
•FMTV
•MMPV
•MILCOTS
- Canada
•SMP
- Canada
•M915
•JLTV
•OUVS
•HET
•STS
We believe the military business (including parts) is sustainable at ~$2 Billion
In FY2008 we delivered ~ $4 Billion in revenues
Navistar Defense Group

Looking Forward
• Fleet is aging faster than planned
• Recognition of new capabilities and technologies
• Operation Iraqi Freedom/Operation Enduring Freedom is approaching a major decision point
• Equipping Iraqi Army if U.S. withdraws is large opportunity
• Resetting U.S. Fleet if U.S. withdraws is large opportunity
• Lessons learned from MRAP form basis for new vehicles
• Rest of World opportunities
• Navistar Defense has developed unrivaled reputation in U.S.
Armed Forces – should lead to major new opportunities

Military vehicles as an industry is undergoing rapid change;
Represents huge opportunity for Navistar Defense

Purchaser
“This is a significant achievement. This
program has gone from zero to ten
thousand in just about a year and a half.
These vehicles have proven themselves on
the battlefield and are saving lives.”
Secretary of Defense – Robert Gates
Delivery of 10,000   MRAP
End Customer
“Our MRAPs have saved no less than thirty Soldiers’
lives from IED attacks that would surely have been more
catastrophic in less protected vehicles. The IRON BCT
Soliders pictured above are just a few of our troops who
have endured IED strikes in their MRAPs and walked
away no problem”.
Please pass on this “Thanks!” to your employees.
COL Robert P. White – Commanding Officer
2    Brigade Combat Team, 1   Armored Division
Measurement of Success

th
nd st

WE’RE IN. WE’RE IN.

Terry Endsley Executive Vice President and Chief Financial Officer

Ford Settlement
• Lawsuits have been withdrawn
– Agreement on intellectual property
– Warranty dispute resolved
• Supply agreement – December 2009
• Received cash settlement
• Blue Diamond ventures restructured

10/31/2009 Cash Goal
$ (Millions)
Revised Goal
Manufacturing Cash¹ Balance: 10/31/2007 10/31/2008 10/31/2009
October 31, 2006 $1,078
October 31, 2007 $716
Approximate Cash¹ Flows:*
From Operations ($231) $414
Dividends from NFC $400 $15
From Investing / (Cap Ex) ($70) ($216)
From Financing / (Debt Paydown) ($480)
($133)
Exchange Rate Effect $19 ($21)
Manufacturing Cash¹ Balance:
October 31, 2007 $716
October 31, 2008 $775
October 31, 2009 $500 to $600
¹Cash = Cash & Cash Equivalents
*The above unaudited non-GAAP manufacturing cash and cash flow information has been revised to reflect the correction of certain errors. The corrections within the unaudited non-GAAP manufacturing cash flow information, which are not considered material, had no effect on previously reported unaudited non-
GAAP manufacturing cash balances.

NFC Liquidity Remains Strong
• NFC has total available undrawn committed funding of approximately $900 million at 10/31/2008
• We expect NFC profitability to rebound in 2009
– Volumes and margins will remain depressed for first half
– Impact of derivative accounting depends on interest rate movement after October 2008
– Margins improving – finance competitors on sidelines/not aggressive
• NFC retail activity primarily funded by facilities that do not require refinancing until 2010
• NFC has continued to obtain access to bank conduit markets to fund retail note acquisitions
• Over $1.2B in retail notes have been sold and securitized since the subprime issues began to impact the asset securitization market
• Serviced receivables balances tracking to truck market trough
• Truck financing is available for quality credits, especially conquest accounts
Retail Notes Bank Revolver
• $500 million revolving
warehouse (TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then
securitizes via bank conduits
• TRIP terms
– Matures June 2010
On-balance sheet
• $1.4B facility
– Initial funding of retail
note acquisitions
– Also funds
dealer/customer
open accounts
• Revolver terms
– Matures July 2010
On-balance sheet
Dealer Floor Plan (DFP)
• Current situation
– ~$1.0B funding facility
(NFSC)
– Available $345 million
• NFSC terms
– Bank conduit portion
(VFC) renewed October
2008
– Public portion matures
February 2010
Off-balance sheet

Capital Structure – Next Steps
• Intend to execute at least 1 million share repurchase
• Anticipated cash flow in excess of CapEx/Investments allows consideration of debt buyback
– Currently 68 cents to $1 par
– Debt reduction, gain on extinguishment
• Recent key financing renewals ensure NFC liquidity for 2009
– Must have NFC-U.S. revolver refinanced by Q2 2010 - $1.4B, relationship banks
• Parent company has no need to refinance in near-term – not until late 2011
– Using combo of parent company and NFC-U.S. availability to meet Mexican truck market inventory financing demands on NFC-Mexico
– $340M unutilized committed credit facilities
– Benefiting from low Libor interest rate (next reset less than 5%)
– Debt buyback now could greatly facilitate ease of refinancing later
• We have sufficient liquidity/borrowing capacity to execute our strategies

Original FY2009 Goal
•
Original Goal was $15+ Billion Revenue-$1.6
Billion Manufacturing Segment Profit at
415,000 Industry
• Now-2009 Volumes are unknown
• Focus is on reducing impact of cyclicality
– Non-Traditional/Expansion Markets
– Grow Parts
• Improve cost structure while developing
synergistic niche businesses with richer
margins
• Improve conversion rate of operating
income into net income
• Controlling our Destiny
Leveraging
What We Have and What Others Have Built

Q&A

Appendix

2009 Guidance
($ Millions (excluding EPS))
Truck Industry Units
244K
to 256K
Revenue
$15,000 to $16,000
Mfg. Segment Profit*
$1,000
to $1,050
Below the line items
~$(590)
Profit Before Tax
$410 to $460
Net Income
$370
to $410
EPS
$5.10
to $5.60
# of shares ~73M
Guidance
*For additional information please see Reg G slide in appendix

Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 36% 36%
   Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19%
Severe Service 24% 28% 26% 32% 27% 35% 36% 34% 41% 37%
Combined Class 8 18% 17% 19% 22% 19% 23% 23% 25% 30% 25%
Combined Market Share 25% 25% 27% 31% 27% 29% 29% 30% 35% 31%
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 36% 36%
   Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19%
Severe Service 23% 26% 24% 28% 25% 28% 26% 26% 29% 27%
Combined Class 8 18% 16% 19% 21% 18% 20% 19% 21% 26% 22%
Combined Market Share 25% 25% 27% 31% 26% 27% 27% 28% 33% 29%
2007 2008
Market Share - US & Canada School Bus and Class 6-8
2007 2008
Market Share – U.S. & Canada School Bus
and Class 6-8

Truck Shipments
Note:  Information shown below is based on Navistar’s fiscal year-end
Fiscal Year 2006 1Q06 2Q06 3Q06 4Q06 Full Year 2006
BUS 4,100 4,500 4,300 5,100 18,000
MEDIUM 7,300 11,500 12,100 14,300 45,200
HEAVY 7,900 9,900 10,200 15,400 43,400
SEVERE 3,900 4,500 4,300 6,300 19,000
TOTAL 23,200 30,400 30,900 41,100 125,600
MILITARY (U.S. & Foreign) 400 500 1,200 800 2,900
EXPANSIONARY 5,800 6,600 7,500 7,000 26,900
WORLD WIDE TRUCK 29,400 37,500 39,600 48,900 155,400
Fiscal Year 2007 1Q07 2Q07 3Q07 4Q07 Full Year 2007
BUS 3,400 4,100 3,200 3,900 14,600
MEDIUM 9,700 6,800 5,600 6,600 28,700
HEAVY 7,000 4,500 2,600 3,300 17,400
SEVERE 3,900 3,300 3,500 3,700 14,400
TOTAL 24,000 18,700 14,900 17,500 75,100
MILITARY (U.S. & Foreign) 600 900 700 1,000 3,200
EXPANSIONARY 9,100 8,700 9,000 8,500 35,300
WORLD WIDE TRUCK 33,700 28,300 24,600 27,000 113,600
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,400 3,600 12,800
TOTAL 11,800 16,900 16,400 20,300 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 6,000 8,100 8,400 5,600 28,100
WORLD WIDE TRUCK 19,400 27,200 27,100 28,500 102,200

World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 80,200    92,200    75,200    68,100    315,700
Other OEM's (All Models) 25,300    29,000    26,500    24,100    104,900
Engine Shipments to Truck Group 17,600    24,300    25,100    32,100    99,100
Total Shipments 123,100 145,500 126,800 124,300 519,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000    56,200    65,400    53,500    235,100
Other OEM's (All Models) 21,000    26,400    29,100    27,700    104,200
Engine Shipments to Truck Group 23,100    12,100    13,700    16,500    65,400
Total Shipments 104,100 94,700    108,200 97,700    404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000    55,300    25,200    24,500    152,000
Other OEM's (All Models) 25,900    31,500    35,100    37,400    129,900
Engine Shipments to Truck Group 12,900    15,700    19,000    16,000    63,600
Total Shipments 85,800    102,500 79,300    77,900    345,500
2008
World Wide Engine Shipments
2007
2006

Order Receipts – U.S. & Canada
Navistar (Order receipt data) FY 2007 FY 2008
Bus (School) 9,600              11,900
Medium (Class 6-7) 21,400            19,400
Combined Class 8 (Heavy & Severe Service) 26,200            45,700
Total Navistar 57,200            77,000
Industry (Order receipt data) FY 2007 FY 2008
Bus (School) 19,400            20,900
Medium (Class 6-7) 50,500            54,600
Combined Class 8 (Heavy & Severe Service) 107,500          157,200
Total Industry 177,400          232,700
Order receipts:  U.S. & Canada (Units)

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape
Economic uncertainty about 2009
and 2010:
• 2009 no longer the peak
• 2010 no longer the trough
Reality:
• Age of fleet increasing
• Fuel prices coming down
2nd half of 2009 will determine total industry size
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 22,000 24,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 56,000 64,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 166,000 168,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 244,000 256,000
Navistar Order Receipt Share* NA NA NA NA NA 23.7% 26.8% 29.8% 30.7% 33.1%
*U.S. and Canada Class 6-8 (includes U.S. military)
Historical Information
FY 09
Guidance
Current
Actual
United States and Canadian Class 6-8 Truck Industry -  Retail Sales Volume

SEC Regulation G
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
DEBT YE 2005 YE 2006 YE 2007 YE 2008
(in millions)
Manufacturing operations
January 2007 Loan Facility (Libor + 325 matures January 2012)
- $              - $              1,330 $      1,330 $
Bridge Loan Facility (Libor + 500) -                 1,500         -                 -
Financing arrangements and capital lease obligations  408            401            369            306
6.25% Senior Notes 400            -                 -                 -
9.375% Senior Notes 393            -                 -                 -
7.5% Senior Notes
249            15              15              15
Majority owned dealership debt
245            484            267            157
4.75% Subordinated Exchangeable Notes, due 2009 202            1                1                1
2.5% Senior Convertible Notes 190            -                 -                 -
9.95% Senior Notes 13              11              8                6
Other
24              60              39              19
Total manufacturing operations debt
2,124         2,472         2,029         1,834
Financial services operations
Borrowing secured by asset-backed securities, at variable rates, due serially through 2011
2,779 $      3,104 $      2,748 $      2,076 $
Bank revolvers, variable rates, due 2010
838            1,426         1,354         1,370
Revolving retail warehouse facility, variable rates, due 2010 500            500            500            500
Commercial Paper (Mexican Finance Subsidary) -                 28              117            162
Borrowing secured by operating and finance leases 148            116            133            132
Total financial services operations debt
4,265 $      5,174 $      4,852 $      4,240 $
Cash & Cash Equivalents YE 2005 YE 2006 YE 2007 YE 2008
Manufacturing non-GAAP (Unaudited)
776 $         1,078 $      716 $         775 $
Financial Services non-GAAP (Unaudited) 53              79              61              86
Consolidated US GAAP (Audited) 829 $         1,157 $      777 $         861 $
(Audited)

SEC Regulation G
The above non-GAAP financial measures are unaudited and reflect a 2007 change in segment reporting methodology. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
FY 2006
($Billions)
FY 2007
($Billions)
FY 2008
($Billions)
As Reported As Reported As Reported
Revenues $14 $12 $15 $15 $16
($Millions) ($Millions) ($Millions)
Manufacturing Segment Profit $838 $426 $1,114 $1,000 $1,050 $750 $800
Asset Impairment Charges & Related Costs* NA NA ($395)
Manufacturing Segment Profit $838 $426 $719 $1,000 $1,050 $750 $800
Sub total - Below the line range: ($443) ($499) ($528) ($500) ($330)
Consolidated Income Before Income Tax $395 ($73) $191 $410 $460 $1,100 $1,270 $160 $210
Taxes Benefit (Expense) ($94) ($47) ($57) ($40) ($50) ($40) ($50)
Net Income (Loss) $301 ($120) $134 $370 $410 $120 $160
Diluted EPS $4.12 ($1.70) $1.82 $5.10 $5.60 $1.65 $2.20
Memo - Professional fees included above in
corporate items: ($70) ($224) ($154) ($40) ($30) ($30) ($20) ($40) ($30)
*Related to reductions in Ford engine volumes
$1,600
FY 2009
($Billions)
FY 2009
($Billions)
Goal @ 244K to
256K unit
industry -
Current
Guidance
Original Goal @
414.5K unit
industry
$15+
($590)
Full Year
FY 2009
($Billions)
Goal @ 244K to
256K unit
industry -
Implied
Guidance
$15+
($Millions)
NA
($Millions)
NA
($590)
($Millions)
NA
$1,600